Exhibit 99.6

OPTION AGREEMENT

     This Option Agreement (“Agreement”) is entered into as of ___, between EchoStar Communications Corporation, a Nevada corporation, (the “Company”), and ___, (“Participant”).

RECITAL

     WHEREAS, the Company, pursuant to its 2001 Nonemployee Director Stock Option Plan (the “Plan”) desires to grant this stock option to Participant, and Participant desires to accept such stock option, each under the terms and conditions set forth in this Agreement.

AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Grant of Option

     The Company hereby grants to Participant, as of the date set forth above, the right and option (hereinafter called “the Option”) to purchase all or any part of an aggregate of <Number> shares of the Class A Common Stock of the Company, par value $0.01 per share (the “Common Shares”), at the price of $ _____ per share (the “Option Price”), on the terms and conditions set forth herein, which price was equal to or greater than the fair market value of a Common Share on the date of grant. The Option price is subject to adjustment as provided in this Agreement and the Plan. This Option is intended to be a nonstatutory stock option (an “NSO”) that does not qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1996, as amended, and regulations thereunder (the “Code”).

     2. Duration and Exercisability

          (a) Subject to the terms and conditions set forth in the Plan, this Option shall vest on the date of grant which is the date first written above.

          (b) During the lifetime of Participant, the Option shall be exercisable only by Participant and shall not be assignable or transferable by Participant, other than by will or the laws of descent and distribution. Without limiting the generality of the foregoing, this Option may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated in any manner (whether by operation of law or otherwise), and shall not be subject to execution, attachment or other process within six months after the date of the grant of the Option. Any assignment, transfer, pledge, hypothecation or other disposition of this Option or any attempt to make any such levy of execution, attachment or other process will cause this Option to terminate immediately, unless the Board (or the Committee), in its sole discretion, specifically waives applicability of this provision.

          (c) This Option shall expire, to the extent not exercised, five (5) years from the date on which the Option was granted. For example, with respect to the Option which becomes exercisable on the date of grant, any portion which has not been exercised on or before the date which is five years following the grant, shall expire and be of no further force or effect on that date.

          (d) The Company assumes no responsibility for individual income taxes, penalties or interest related to grant, exercise or subsequent disposition of stock pursuant to the Option. Participant should consult with Participant’s personal tax advisor regarding the tax ramifications, if any, which result from receipt or exercise of this Option, and subsequent disposition of Common Shares. If in the Company’s sole discretion it is necessary or appropriate to collect federal, state or local taxes in connection with the exercise of any portion of this Option, the Company shall be entitled to require the payment of such amounts as a condition to exercise.

          (e) In considering the exercise of this Option, Participant should use the same independent investment judgment that Participant would use in making other investments in corporate securities. Among other things, stock prices will fluctuate over any reasonable period of time and the price of the Common Shares may go down as well as up. No guaranties are made as to the future prospects of the Company or the Common Shares, or that any market for sale of the Common Shares will develop in the future. No representations are made by the Company except as contained in any active registration statement at the time of exercise of the Option, on file with the United States Securities and Exchange Commission relating to the Option Plan.

     3. Effect of Termination of Director’s Status Before Exercise

          (a) In the event that Participant shall cease to be a director of the Company for any reason other than Participant’s disability (as such term is defined in Section 3(b) hereof), any portion of the Option then held by the Participant shall remain exercisable after the termination of his or her director’s status for a period of three months (but in no event beyond five years from the date of grant of the Option).

          (b) If Participant shall die while serving as a nonemployee director of the Company or if Participant’s director status is terminated because Participant has become disabled (within the meaning of Code Section 22(e)(3)) while serving as a nonemployee director of the Company, and Participant shall not have fully exercised the Option, such Option may be exercised at any time within twelve (12) months after Participant’s death or date of termination of his or her directorship for disability (but in no event beyond five years from the date of grant of the Option) by Participant, personal representatives or administrators, executor or guardians of Participant, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Participant was entitled to purchase under the Option on the date of death, termination of directorship, if earlier, or date of termination for such disability and subject to the condition that no portion of the Option shall be exercisable after the expiration of the term of the Option.

     4. Manner of Exercise

          (a) The Option can be exercised only by Participant or other proper party, in whole Common Shares, by delivering within the Option period written notice in person or by certified mail to the Company at its principal office in the form to be provided by the Company at the time Participant desires to exercise. All notices to the Company shall be addressed to it at its office at 5701 South Santa Fe Drive, Littleton, Colorado, 80120, Attn.: Corporate Secretary, or to such other address or person as the Company may notify Employee from time to time. The notice shall be signed by the person entitled to exercise the Option and shall state, among other things, the number of Common Shares as to which the Option is being exercised, shall contain a representation and agreement as to the Participant’s investment intent with respect to the Common Shares in form satisfactory to the Company’s counsel (unless a Prospectus meeting applicable requirements of the Securities Act of 1933, as amended, is in effect for the Common Shares being purchased pursuant to exercise of this Option), and be accompanied by payment in full of the Option price for all shares designated in the notice. All notices to Participant or other person or persons then entitled to exercise this Option shall be addressed to the Participant or such other person(s) at the Participant’s address specified below, or to such other address as Participant or such person(s) may notify the Company from time to time.

          (b) Participant shall pay the Option price in cash or by certified or bank cashier’s check.

          (c) Unless notified by the Company to the contrary, the Common Shares issuable on exercise of the Option shall be deemed issued on the date specified by the Company, within five (5) business days following the date that counsel for the Company determines that all requisite events to issuance of the Common Shares have been properly completed. The Company shall have no obligation to issue the Common Shares until it has confirmed to its satisfaction, that all events requisite for exercise have been accomplished. Any notice of exercise shall be void and of no effect if all requisite events have not been accomplished.

          (d) The certificate or certificates for the Common Shares as to which this Option shall be exercised may be registered only in the name of the Participant (or if the participant so requests in the notice exercising this Option, jointly in the name of the Participant and with a member of the Participant’s family, with the right of survivorship, or in the event of the death of Participant, in the name of such survivor of the Participant as the person with the right to exercise shall designate).

     5. Protection of Confidential Information

     Participant agrees to hold in a fiduciary capacity for the benefit of the Company all proprietary and confidential information, knowledge, ideas and data, including, without limitation, customer lists and the Company’s products, processes and programs (“Confidential Information”), relating in any way to the present or future business or activities of the Company for as long as such Confidential Information remains confidential. All such Confidential Information, together with all copies thereof and notes and other references thereto, shall remain the sole property of the Company.

Participant acknowledges that all Confidential Information is essential to the Company’s present and future business and activities, and is therefore deemed trade secrets and is considered proprietary to, and treated as confidential by, the Company. This obligation of confidentiality is intended to supplement, and is not intended to supersede or limit, the obligations of confidentiality Participant has to the Company by agreement, law or otherwise.

     6. Miscellaneous

          (a) This Option is issued pursuant to the Plan and is subject to its terms. The terms of the Plan are available for inspection during normal business hours at the principal offices of the Company.

          (b) Participant shall have none of the rights of a shareholder with respect to shares subject to this Option until such shares shall have been issued to Participant upon exercise of this Option. Any Common Stock issued upon the exercise of this Option may not be sold or otherwise disposed of by the Participant within six months after the date of the grant of this Option.

          (c) The exercise of all or any parts of this Option shall only be effective at such time that the issuance and sale of Common Shares prior or pursuant to such exercise will not violate any state or federal securities or other laws.

          (d) If there shall be any change in the Common Shares of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the Option shall then be exercised and not yet expired, then appropriate adjustments shall be made by the Company, as determined in the sole discretion of the Board, or the Committee at its discretion, in order to prevent dilution or enlargement of Participant’s rights under this Option. Such adjustments shall include, where appropriate, changes in the number of shares of Common Shares and the price per share subject to the outstanding Option. Notwithstanding the above, in no event shall action be taken which would modify the treatment of this Option under the Code without the agreement of the Company and the Participant.

          (e) The Company shall at all times during the term of this Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement. If the Company in its sole discretion so elects, it may register the Common Shares purchasable upon the exercise of this Option under the Securities Act of 1933, as amended (the “Securities Act”), and on any securities exchange. In the absence of such election, the Participant understands that neither this Option nor the Common Shares subject thereto and issuable upon the exercise thereof will be registered under the Securities Act, or tradeable on any securities exchange, and the Participant represents that this Option is being acquired, and that such Common Shares which will be acquired pursuant to the exercise of this Option will be acquired, by the Participant for investment and not with a view to distribution thereof.

     In the absence of an effective Prospectus meeting the requirements of the Securities Act, upon any sale or transfer of the Common Stock purchased upon the exercise of this Option, the Participant shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that the sale or transfer of the Common Shares does not violate any provision of the Securities Act or other Securities Exchange Act of 1934, as amended, and the certificates for the Common Shares purchased may bear, in that event, the following legend:

“The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or state securities laws, and are “restricted securities” as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and compliance with any applicable state securities laws, or pursuant to an exemption therefrom, the availability of which must be established to the satisfaction of the Company.”

          (f) The holder of this Option will not have any right to dividends or any other right of a shareholder with respect to the Common Shares subject to this Option until such Common Shares shall have been issued to the Participant, upon the exercise of this Option and the consummation of the purchase of such Common Shares (as evidenced by the records of the transfer agent of the Company).

          (g) Participant agrees to treat with confidentiality the existence, terms and conditions of this Option, and agrees that failure to do so may result in immediate termination of this Option.

          (h) The relationship between the parties including all disputes and claims, whether arising in contract, tort, or under statute, shall be governed by and construed in accordance with the laws of the State of Colorado without giving any effect to its conflict of law provisions. Any and all disputes arising out of, or in connection with, the interpretation, performance or the nonperformance of this Agreement or any and all disputes arising out of, or in connection with, transactions in any way related to this Agreement and/or the relationship between the parties (including but not limited to the termination of this Agreement, Participant’s service as a director, and Participant’s rights with respect thereto or disputes under rights granted pursuant to statutes or common law, including those in the state in which Participant is located) shall be litigated solely and exclusively before the United States District Court for the District of Colorado. Participant and Company each consent to the in personam jurisdiction of said court for the purposes of any such litigation, and waive, fully and completely, any right to dismiss and/or transfer any action pursuant to 28 U.S.C.S. 1404 or 1406 (or any successor statute). In the event the United States District Court for the District of Colorado does not have subject matter jurisdiction of said matter, then such matter shall be litigated solely and exclusively before the appropriate state court of competent jurisdiction located in Arapahoe County, State of Colorado.

          IN WITNESS WHEREOF, the parties hereto have signed this Option Agreement to be effective as of the date first written above.

ECHOSTAR COMMUNICATIONS CORPORATION

By:

Charles W. Ergen, CEO

PARTICIPANT -

Signature of Participant

Street Address

City State Zip Code

Social Security Number

STOCK OPTION BENEFICIARY INFORMATION

Explanation of Beneficiary Designation

The Stock Option Plan provides that although an option is exercisable during the optionee’s lifetime only by him or her, an option may be exercised after the death of any optionee (if it has not otherwise terminated or been exercised in full) by the person whom the optionee shall have designated as Beneficiary or, if no designation has been made, by the person to whom the optionee’s rights shall have passed by Will or the laws of descent and distribution. (Note: An option is not otherwise assignable or transferable.)

The right to designate Beneficiaries could provide certain advantages including avoidance of probate (and attendant costs) with respect to the option. Since the individual circumstances of each optionee differ, however, and since the Company cannot warrant the validity or effect of such a designation of Beneficiary, it is recommended that you consult your personal tax advisor before making any decision, particularly if you propose to designate a trust as Beneficiary.

Please indicate your decision on both copies of the accompanying Option Agreement, date, sign, and return one copy as soon as possible. Please note that your decision thereon will apply only to the Optioned Shares evidenced by the accompanying Stock Option Agreement and only until you exercise the option as to those shares. It does not apply to any future option since a separate election is made with each option that may be granted; nor will it apply to any shares as to which you exercise the option. If you wish to change a Beneficiary on any option, please let us know.

If you elect to designate a Beneficiary or Beneficiaries, insert their name or names where indicated in accordance with the instructions.

INSTRUCTIONS FOR DESIGNATION OF BENEFICIARY (STOCK OPTIONS)

If more than one Beneficiary is designated, the Beneficiaries will share equally unless otherwise indicated.

When two or more Beneficiaries are designated, and they are not to share equally, show the percentages each Beneficiary is to receive.

If a married woman is designated show her full given name — for example: Mary J. Doe, not Mrs. John H. Doe.

If a trust company is designated, the designation should be expressed as follows: “First Trust Company of Hartford, Conn., as trustee under trust Agreement dated January 1, 1969.”

If you wish to designate both a primary Beneficiary and a contingent Beneficiary in the event the primary Beneficiary is not living at the time of your death, wording similar to that shown in the following examples should be used; the word “Contingent” or any similar expression should not be used in Beneficiary designations.

For one Beneficiary, with surviving unnamed children as contingent Beneficiaries.	“Mary J. Doe, wife, if she survives me, otherwise to my surviving children.”

For one Beneficiary, with two named contingent Beneficiaries.	“Mary J. Doe, wife, if she survives me, otherwise John H. and Elizabeth J. Doe, parents, equally or the survivor.”

For two Beneficiaries, with surviving unnamed children as contingent Beneficiaries.	“John J. and Elizabeth J. Doe, parents, equally or the survivor, but if neither survives me, to my surviving children.”

Note: The relationship should always be shown after the name of the Beneficiary.

DESIGNATION OF BENEFICIARY

Check One Complete As Applicable and Sign

—	I do not wish to designate a Beneficiary at this time; it is my desire that any right to exercise this option after my death pass by my Will or the laws of descent and distribution to my Successor(s)

—	In the event of my death it is my desire that any right to exercise this option pass to the following Beneficiary(ies):

Name	Relationship	Address

(If more than one Beneficiary is named, the Beneficiaries shall share equally in the rights unless otherwise stated above.)

Unless otherwise expressly provided, if any Beneficiary above-designated predeceases Optionee, any rights shall pass equally to the remaining designated Beneficiary(ies), if any, who survive the Optionee, but if no designated Beneficiary survives Optionee, any rights shall pass to Optionee’s estate.

Optionee may change the above designation(s) by filing written notice with the Company.

The designation herein is subject to all the terms and conditions of the Plan and all applicable laws, rules and regulations. In addition, the Company may require an indemnity and/or other assurances from the Beneficiary(ies) or Successor(s) in connection with the exercise of any rights by such Beneficiary(ies) or Successor(s) under this option.

Date	Signature of Optionee